UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): January 26, 2015

ROCK-TENN COMPANY
(Exact Name of Registrant as Specified in Charter)

Georgia	001-12613	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

504 Thrasher Street, Norcross, Georgia 30071
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2015, RockTenn issued a press release (the "January 26 Press Release") that announced RockTenn's financial results for the first quarter of fiscal 2015. A copy of the January 26, 2015 Press Release is attached hereto as Exhibit 99.1 and is hereby incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 January 26, 2015 Press Release (furnished pursuant to Item 2.02)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2015	ROCK-TENN COMPANY
	By:	/s/ ROBERT B. MCINTOSH Robert B. McIntosh Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

99.1 January 26, 2015 Press Release (furnished pursuant to Item 2.02)